SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - August 14, 2002

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

    Pennsylvania                       0-1667                      23-2222567
----------------------------      ---------------              -----------------
(State or other jurisdiction      (Commission File             (IRS Employer
 of incorporation)                 Number)                      Identification
                                                                Number)

4 Brandywine Avenue, P. O. Box 1004, Downingtown, Pennsylvania     19335-0904
--------------------------------------------------------------     ----------
         (Address of principal executive offices)                  (Zip code)

Registrant's telephone number including area code:               (610) 269-1040
                                                                 --------------

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  Not Applicable.

Item 6.           Resignations of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  Exhibit No.      Exhibit
                  -----------      ---------------------------------------------
                  99.1             Certification of Periodic Report by Chief
                                   Executive Officer and Chief Financial Officer

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9.           Regulation FD Disclosure.

     The Chief Executive Officer and Chief Financial Officer of DNB Financial Corporation (the "Company") each submitted to the Securities and Exchange Commission on August 14, 2002 the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002. Copies of the foregoing certifications are attached hereto as exhibits.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       DNB FINANCIAL CORPORATION
                                                              (Registrant)



                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer

Dated:   August 14, 2002